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                                 EXHIBIT 11(B)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the reference to our firm in the Registration Statement, (Form N-1A), and related Statement of Additional Information of Davis High Income Fund, Inc. and to the inclusion of our report dated May 2, 1997 to the Shareholders and Board of Directors of Davis High Income Fund, Inc.


                                            /s/ Tait, Weller & Baker
                                            ----------------------------
                                            Tait, Weller & Baker

Philadelphia, Pennsylvania
July 22, 1998